                                                                    EXHIBIT 10.1


                                                   March 31, 2001



AUSPEX SYSTEMS, INC.
2800 Scott Boulevard
Santa Clara, CA 95050


Gentlemen:

        This letter is to confirm that WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"), subject to all terms and conditions contained herein, has agreed to make available the credit described below to AUSPEX SYSTEMS, INC. ("Borrower"):

        1. A revolving line of credit under which Bank will make advances to Borrower from time to time up to and including March 31, 2003, not to exceed at any time the maximum principal amount of Fifteen Million Dollars ($15,000,000.00) ("Line of Credit"), the proceeds of which shall be used for working capital purposes, with such maximum principal amount referred to as the "Commitment Amount".

I.      CREDIT TERMS:

        1. LINE OF CREDIT:

        (a) Line of Credit Note. Borrower's obligation to repay advances under the Line of Credit shall be evidenced by a promissory note substantially in the form of Exhibit A attached hereto ("Line of Credit Note"), all terms of which are incorporated herein by this reference.

        (b) Letter of Credit Subfeature. As a subfeature under the Line of Credit, Bank agrees from time to time during the term thereof to issue or cause an affiliate to issue Standby letters of credit for the account of Borrower (each, a "Letter of Credit" and collectively, "Letters of Credit"); provided however, that the aggregate undrawn amount of all outstanding Letters of Credit shall not at any time exceed Five Million Dollars ($5,000,000.00). The form and substance of each Letter of Credit shall be subject to approval by Bank, in its sole discretion. Each Letter of Credit shall be issued for a term as designated by Borrower; provided however, that no Letter of Credit shall have an expiration date subsequent to the maturity date of the Line of Credit (except for Letter of Credit #S750967 in the amount of $70,138.56 which expires on January 14, 2006). The undrawn amount of all Letters of Credit shall be reserved under the Line of Credit and shall not be available for borrowings thereunder. Each Letter of Credit shall be subject to the additional terms and conditions of the Letter of Credit agreements, applications and any related documents required by Bank in connection with the issuance thereof. Each draft paid under a Letter of Credit shall be deemed an advance under the Line of Credit and shall be repaid by Borrower in accordance with the terms and conditions of this letter applicable to such advances; provided however, that if advances under the Line of Credit are not available, for any reason, at the time any draft is paid, then Borrower shall immediately pay to Bank the full amount of such draft, together with interest thereon from the date such draft is paid to the date such amount is fully repaid by Borrower, at the rate of interest applicable to advances under the Line of Credit.

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In such event Borrower agrees that Bank, in its sole discretion, may debit any deposit account maintained by Borrower with Bank for the amount of any such draft.

                (c) Borrowing and Repayment. Borrower may from time to time during the term of the Line of Credit borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions contained herein or in the Line of Credit Note; provided however, that the total outstanding borrowings under the Line of Credit shall not at any time exceed the maximum principal amount available thereunder, as set forth above.

        2. COLLATERAL:

        As security for all indebtedness of Borrower to Bank under the Line of Credit, Borrower hereby grants to Bank security interests of first priority in Borrower's Liquidity Management Account No. 10591400 maintained with Wells Capital Management.

        All of the foregoing shall be evidenced by and subject to the terms of such security agreements, financing statements, deeds of trust and other documents as Bank shall reasonably require, all in form and substance satisfactory to Bank. Borrower shall reimburse Bank immediately upon demand for all costs and expenses incurred by Bank in connection with any of the foregoing security, including without limitation, filing and recording fees and costs of appraisals, audits and title insurance.

II.     INTEREST/FEES:

        1. Interest. The outstanding principal balance of the Line of Credit shall bear interest, and the amount of each draft paid under the Standby Letter of Credit shall bear interest from the date such draft is paid to the date such amount is fully repaid by Borrower, at the rate of interest set forth in the Line of Credit Note.

        2. Computation and Payment. Interest shall be computed on the basis of a 360-day year, actual days elapsed. Interest shall be payable at the times and place set forth in each promissory note or other instrument required hereby.

        3. Unused Commitment Fee. Borrower shall pay to Bank a fee equal to one quarter of one percent (.25%) per annum (computed on the basis of a 360-day year, actual days elapsed) on the average daily unused amount of the Line of Credit, which fee shall be calculated on a calendar quarter basis by Bank and shall be due and payable by Borrower in arrears on each June 30, September 30, December 31 and March 31.

        4. Early Termination Fee. (i) If for any reason this Agreement is terminated prior to the maturity date of the Line of Credit, in view of the impracticality and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of Bank's lost profits as a result thereof, Borrower agrees to pay to Bank, upon the effective date of such termination, an early termination fee in the amount set forth below if such termination is effective in the period indicated:

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
                Amount                                    Period
                ------                                    ------

         (i)    2.00% of Commitment Amount                Date hereof to and including March
                                                          31, 2002.

        (ii)    1.00% of Commitment Amount                April 1, 2002 to and including
                                                          March 30, 2003.

Such early termination fee shall be presumed to be the amount of damages sustained by Bank as a result of such early termination and Borrower agrees that it is reasonable under the circumstances currently existing.

        5. Letter of Credit Fees. Borrower shall pay to Bank (a) fees upon the issuance of each Letter of Credit equal to one percent (1%) per annum (computed on the basis of a 360-day year, actual days elapsed) of the face amount thereof, and (b) fees upon the payment or negotiation of each draft under any Letter of Credit and fees upon the occurrence of any other activity with respect to any Letter of Credit (including without limitation, the transfer, amendment or cancellation of any Letter of Credit) determined in accordance with Bank's standard fees and charges then in effect for such activity.

        6. Collection of Payments. Borrower authorizes Bank to collect all interest due under the Line of Credit by charging Borrower's deposit account number 4375-685880 with Bank, or any other deposit account maintained by Borrower with Bank, for the full amount thereof. Should there be insufficient funds in any such deposit account to pay all such sums when due, the full amount of such deficiency shall be immediately due and payable by Borrower.

III.    REPRESENTATIONS AND WARRANTIES:

        Borrower makes the following representations and warranties to Bank, which representations and warranties shall survive the execution of this letter and shall continue in full force and effect until the full and final payment, and satisfaction and discharge, of all obligations of Borrower to Bank subject to this letter.

        1. Legal Status. Borrower is a corporation, duly organized and existing and in good standing under the laws of the State of Delaware, and is qualified or licensed to do business in all jurisdictions in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could have a material adverse effect on Borrower.

        2. Authorization and Validity. This letter and each promissory note, contract, instrument and other document deemed necessary by Bank to evidence any extension of credit to Borrower pursuant to the terms and conditions hereof, or now or at any time hereafter required by or delivered to Bank in connection with this letter (collectively, the "Loan Documents") have been duly authorized, and upon their execution and delivery in accordance with the provisions hereof will constitute legal, valid and binding agreements and obligations of Borrower or the party which executes the same, enforceable in accordance with their respective terms.

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        3. No Violation. The execution, delivery and performance by Borrower of each of the Loan Documents do not violate any provision of any law or regulation, or contravene any provision of the Articles of Incorporation or By-Laws of Borrower, or result in a breach of or constitute a default under any contract, obligation, indenture or other instrument to which Borrower is a party or by which Borrower may be bound.

        4. Litigation. There are no pending, or to the best of Borrower's knowledge threatened, actions, claims, investigations, suits or proceedings by or before any governmental authority, arbitrator, court or administrative agency which could have a material adverse effect on the financial condition or operation of Borrower other than those disclosed by Borrower to Bank in writing prior to the date hereof.

        5. Correctness of Financial Statement. The financial statement of Borrower dated September 30, 2000, a true copy of which has been delivered by Borrower to Bank prior to the date hereof, (a) is complete and correct and presents fairly the financial condition of Borrower, (b) discloses all liabilities of Borrower that are required to be reflected or reserved against under generally accepted accounting principles, whether liquidated or unliquidated, fixed or contingent, and (c) has been prepared in accordance with generally accepted accounting principles consistently applied. Since the date of such financial statement there has been no material adverse change in the condition or operation of Borrower, nor has Borrower mortgaged, pledged, granted a security interest in or otherwise encumbered any of its assets or properties except in favor of Bank or as otherwise permitted by Bank in writing.

        6. Income Tax Returns. Borrower has no knowledge of any pending assessments or adjustments of its income tax payable with respect to any year.

        7. No Subordination. There is no agreement, indenture, contract or instrument to which Borrower is a party or by which Borrower may be bound that requires the subordination in right of payment of any of Borrower's obligations subject to this letter to any other obligation of Borrower.

        8. Permits, Franchises. Borrower possesses, and will hereafter possess, all permits, consents, approvals, franchises and licenses required and all rights to trademarks, trade names, patents and fictitious names, if any, necessary to enable it to conduct the business in which it is now engaged in compliance with applicable law.

        9. ERISA. Borrower is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974, as amended or recodified from time to time ("ERISA"); Borrower has not violated any provision of any defined employee pension benefit plan (as defined in ERISA) maintained or contributed to by Borrower (each, a "Plan"); no Reportable Event, as defined in ERISA, has occurred and is continuing with respect to any Plan initiated by Borrower; Borrower has met its minimum funding requirements under ERISA with respect to each Plan; and each Plan will be able to fulfill its benefit obligations as they come due in accordance with the Plan documents and under generally accepted accounting principles.

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        10. Other Obligations. Borrower is not in default on any obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation.

        11. Environmental Matters. Except as disclosed by Borrower to Bank in writing prior to the date hereof, Borrower is in compliance in all material respects with all applicable federal or state environmental, hazardous waste, health and safety statutes, and any rules or regulations adopted pursuant thereto, which govern or affect any of Borrower's operations and/or properties, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Resource Conservation and Recovery Act of 1976, and the Federal Toxic Substances Control Act, as any of the same may be amended, modified or supplemented from time to time. None of the operations of Borrower is the subject of any federal or state investigation evaluating whether any remedial action involving a material expenditure is needed to respond to a release of any toxic or hazardous waste or substance into the environment. Borrower has no material contingent liability in connection with any release of any toxic or hazardous waste or substance into the environment.

IV.     CONDITIONS:

        1. Conditions of Initial Extension of Credit. The obligation of Bank to extend any credit contemplated by this letter is subject to fulfillment to Bank's satisfaction of all of the following conditions:

        (a) Documentation. Bank shall have received each of the Loan Documents, duly executed and in form and substance satisfactory to Bank.

        (b) Financial Condition. There shall have been no material adverse change, as determined by Bank, in the financial condition or business of Borrower, nor any material decline, as determined by Bank, in the market value of any collateral required hereunder or a substantial or material portion of the assets of Borrower.

        (c) Insurance. Borrower shall have delivered to Bank evidence of insurance coverage on all Borrower's property, in form, substance, amounts, covering risks and issued by companies satisfactory to Bank, and where required by Bank, with loss payable endorsements in favor of Bank.

        2. Conditions of Each Extension of Credit. The obligation of Bank to make each extension of credit requested by Borrower hereunder shall be subject to the fulfillment to Bank's satisfaction of each of the following conditions:

        (a) Compliance. The representations and warranties contained herein and in each of the other Loan Documents shall be true on and as of the date of the signing of this letter and on the date of each extension of credit by Bank pursuant hereto, with the same effect as though such representations and warranties had been made on and as of each such date, and on each such date, no default hereunder, and no condition, event or act which with the giving of notice or

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the passage of time or both would constitute such a default, shall have occurred and be continuing or shall exist.

        (b) Documentation. Bank shall have received all additional documents which may be required in connection with such extension of credit.

V.      COVENANTS:

        Borrower covenants that so long as Bank remains committed to extend credit to Borrower pursuant hereto, or any liabilities (whether direct or contingent, liquidated or unliquidated) of Borrower to Bank under any of the Loan Documents remain outstanding, and until payment in full of all obligations of Borrower subject hereto, Borrower shall, unless Bank otherwise consents in writing:

        1. Punctual Payment. Punctually pay all principal, interest, fees or other liabilities due under any of the Loan Documents at the times and place and in the manner specified therein.

        2. Accounting Records. Maintain adequate books and records in accordance with generally accepted accounting principles consistently applied, and permit any representative of Bank, at any reasonable time, to inspect, audit and examine such books and records, to make copies of the same and inspect the properties of Borrower.

        3. Financial Statements. Provide to Bank all of the following, in form and detail satisfactory to Bank:

        (a) not later than 120 days after and as of the end of each fiscal year, an audited financial statement of Borrower, prepared by a certified public accountant acceptable to Bank, to include balance sheet, income statement, statement of cash flows, and all footnotes;

        (b) not later than 60 days after and as of the end of each fiscal quarter end, a financial statement of Borrower, prepared by Borrower, to include balance sheet, income statement and statement of cash flows;

        (c) not later than 120 days after and as of the end of each fiscal year end, a financial projections of Borrower, prepared by Borrower, to include balance sheet, income statement and statement of cash flows;

        (d) from time to time such other information as Bank may reasonably request.

        4. Compliance. Preserve and maintain all licenses, permits, governmental approvals, rights, privileges and franchises necessary for the conduct of its business; and comply with the provisions of all documents pursuant to which Borrower is organized and/or which govern Borrower's continued existence and with the requirements of all laws, rules, regulations and orders of a governmental agency applicable to Borrower and/or its business.

        5. Insurance. Maintain and keep in force insurance of the types and in amounts customarily carried in lines of business similar to that of Borrower, including but not limited to

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fire, extended coverage, public liability, flood, property damage and workers'
compensation, with all such insurance carried with companies and in amounts satisfactory to Bank, and deliver to Bank from time to time at Bank's request schedules setting forth all insurance then in effect.

        6. Facilities. Keep all properties useful or necessary to Borrower's business in good repair and condition, and from time to time make necessary repairs, renewals and replacements thereto so that such properties shall be fully and efficiently preserved and maintained.

        7. Taxes and Other Liabilities. Pay and discharge when due any and all indebtedness, obligations, assessments and taxes, both real or personal, including without limitation federal and state income taxes and state and local property taxes and assessments, except (a) such as Borrower may in good faith contest or as to which a bona fide dispute may arise, and (b) for which Borrower has made provision, to Bank's satisfaction, for eventual payment thereof in the event Borrower is obligated to make such payment.

        8. Litigation. Promptly give notice in writing to Bank of any litigation pending or threatened against Borrower.

        9. Other Indebtedness. Not create, incur, assume or permit to exist any indebtedness or liabilities resulting from borrowings, loans or advances, whether secured or unsecured, matured or unmatured, liquidated or unliquidated, joint or several, except (a) the liabilities of Borrower to Bank, and (b) any other liabilities of Borrower existing as of, and disclosed to Bank prior to, the date hereof.

        10. Pledge of Assets. Not mortgage, pledge, grant or permit to exist a security interest in, or lien upon, all or any portion of Borrower's assets now owned or hereafter acquired, except any of the foregoing in favor of Bank or which are existing as of, and disclosed to Bank in writing prior to, the date hereof.

VI.     DEFAULT, REMEDIES:

        1. Default, Remedies. Upon the violation of any term or condition of any of the Loan Documents, or upon the occurrence of any default or defined event of default under any of the Loan Documents: (a) all indebtedness of Borrower under each of the Loan Documents, any term thereof to the contrary notwithstanding, shall at Bank's option and without notice become immediately due and payable without presentment, demand, protest or notice of dishonor, all of which are expressly waived by Borrower; (b) the obligation, if any, of Bank to extend any further credit under any of the Loan Documents shall immediately cease and terminate; and (c) Bank shall have all rights, powers and remedies available under each of the Loan Documents, or accorded by law, including without limitation the right to resort to any or all security for any credit subject hereto and to exercise any or all of the rights of a beneficiary or secured party pursuant to applicable law. All rights, powers and remedies of Bank may be exercised at any time by Bank and from time to time after the occurrence of any such breach or default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

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        2. No Waiver. No delay, failure or discontinuance of Bank in exercising any right, power or remedy under any of the Loan Documents shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, permit, consent or approval of any kind by Bank of any breach of or default under any of the Loan Documents must be in writing and shall be effective only to the extent set forth in such writing.

VII.    MISCELLANEOUS:

        1. Notices. All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this letter must be in writing delivered to each party at its address first set forth above, or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

        2. Costs, Expenses and Attorneys' Fees. Borrower shall pay to Bank immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Bank's in-house counsel), expended or incurred by Bank in connection with (a) the negotiation and preparation of this letter and the other Loan Documents, Bank's continued administration hereof and thereof, and the preparation of amendments and waivers hereto and thereto, (b) the enforcement of Bank's rights and/or the collection of any amounts which become due to Bank under any of the Loan Documents, and (c) the prosecution or defense of any action in any way related to any of the Loan Documents, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to any Borrower or any other person or entity.

        3. Successors, Assignment. This letter shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that Borrower may not assign or transfer its interest hereunder without Bank's prior written consent. Bank reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Bank's rights and benefits under each of the Loan Documents. In connection therewith Bank may disclose all documents and information which Bank now has or hereafter may acquire relating to any credit subject hereto, Borrower or its business, or any collateral required hereunder.

        4. Entire Agreement; Amendment. This letter and the other Loan Documents constitute the entire agreement between Borrower and Bank with respect to each credit subject hereto and supersede all prior negotiations, communications, discussions and correspondence concerning the subject matter hereof. This letter may be amended or modified only in writing signed by each party hereto.

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        5. No Third Party Beneficiaries. This letter is made and entered into for the sole protection and benefit of the parties hereto and their respective permitted successors and assigns, and no other person or entity shall be a third party beneficiary of, or have any direct or indirect cause of action or claim in connection with, this letter or any other of the Loan Documents to which it is not a party.

        6. Severability of Provisions. If any provision of this letter shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this letter.

        7. Governing Law. This letter shall be governed by and construed in accordance with the laws of the State of California.

        8. Arbitration.

        (a) Arbitration. The parties hereto agree, upon demand by any party, to submit to binding arbitration all claims, disputes and controversies between or among them (and their respective employees, officers, directors, attorneys, and other agents), whether in tort, contract or otherwise arising out of or relating to in any way (i) the loan and related Loan Documents which are the subject of this Agreement and its negotiation, execution, collateralization, administration, repayment, modification, extension, substitution, formation, inducement, enforcement, default or termination; or (ii) requests for additional credit.

        (b) Governing Rules. Any arbitration proceeding will (i) proceed in a location in California selected by the American Arbitration Association ("AAA");
(ii) be governed by the Federal Arbitration Act (Title 9 of the United States
Code), notwithstanding any conflicting choice of law provision in any of the documents between the parties; and (iii) be conducted by the AAA, or such other administrator as the parties shall mutually agree upon, in accordance with the AAA's commercial dispute resolution procedures, unless the claim or counterclaim is at least $1,000,000.00 exclusive of claimed interest, arbitration fees and costs in which case the arbitration shall be conducted in accordance with the AAA's optional procedures for large, complex commercial disputes (the commercial dispute resolution procedures or the optional procedures for large, complex commercial disputes to be referred to, as applicable, as the "Rules"). If there is any inconsistency between the terms hereof and the Rules, the terms and procedures set forth herein shall control. Any party who fails or refuses to submit to arbitration following a demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any dispute. Nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. Section 91 or any similar applicable state law.

        (c) No Waiver of Provisional Remedies, Self-Help and Foreclosure. The arbitration requirement does not limit the right of any party to (i) foreclose against real or personal property collateral; (ii) exercise self-help remedies relating to collateral or proceeds of collateral such as setoff or repossession; or (iii) obtain provisional or ancillary remedies such as replevin, injunctive relief, attachment or the appointment of a receiver, before during or after the pendency of any arbitration proceeding. This exclusion does not constitute a waiver of the right

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or obligation of any party to submit any dispute to arbitration or reference hereunder, including those arising from the exercise of the actions detailed in sections (i), (ii) and (iii) of this paragraph.

        (d) Arbitrator Qualifications and Powers. Any arbitration proceeding in which the amount in controversy is $5,000,000.00 or less will be decided by a single arbitrator selected according to the Rules, and who shall not render an award of greater than $5,000,000.00. Any dispute in which the amount in controversy exceeds $5,000,000.00 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations. The arbitrator will be a neutral attorney licensed in the State of California or a neutral retired judge of the state or federal judiciary of California, in either case with a minimum of ten years experience in the substantive law applicable to the subject matter of the dispute to be arbitrated. The arbitrator will determine whether or not an issue is arbitratable and will give effect to the statutes of limitation in determining any claim. In any arbitration proceeding the arbitrator will decide (by documents only or with a hearing at the arbitrator's discretion) any pre-hearing motions which are similar to motions to dismiss for failure to state a claim or motions for summary adjudication. The arbitrator shall resolve all disputes in accordance with the substantive law of California and may grant any remedy or relief that a court of such state could order or grant within the scope hereof and such ancillary relief as is necessary to make effective any award. The arbitrator shall also have the power to award recovery of all costs and fees, to impose sanctions and to take such other action as the arbitrator deems necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the California Rules of Civil Procedure or other applicable law. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

        (e) Discovery. In any arbitration proceeding discovery will be permitted in accordance with the Rules. All discovery shall be expressly limited to matters directly relevant to the dispute being arbitrated and must be completed no later than 20 days before the hearing date and within 180 days of the filing of the dispute with the AAA. Any requests for an extension of the discovery periods, or any discovery disputes, will be subject to final determination by the arbitrator upon a showing that the request for discovery is essential for the party's presentation and that no alternative means for obtaining information is available.

        (f) Class Proceedings and Consolidations. The resolution of any dispute arising pursuant to the terms of this Agreement shall be determined by a separate arbitration proceeding and such dispute shall not be consolidated with other disputes or included in any class proceeding.

        (g) Payment Of Arbitration Costs And Fees. The arbitrator shall award all costs and expenses of the arbitration proceeding.

        (h) Real Property Collateral; Judicial Reference. Notwithstanding anything herein to the contrary, no dispute shall be submitted to arbitration if the dispute concerns indebtedness secured directly or indirectly, in whole or in part, by any real property unless (i) the holder of the

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mortgage, lien or security interest specifically elects in writing to proceed with the arbitration, or (ii) all parties to the arbitration waive any rights or benefits that might accrue to them by virtue of the single action rule statute of California, thereby agreeing that all indebtedness and obligations of the parties, and all mortgages, liens and security interests securing such indebtedness and obligations, shall remain fully valid and enforceable. If any such dispute is not submitted to arbitration, the dispute shall be referred to a referee in accordance with California Code of Civil Procedure Section 638 et seq., and this general reference agreement is intended to be specifically enforceable in accordance with said Section 638. A referee with the qualifications required herein for arbitrators shall be selected pursuant to the AAA's selection procedures. Judgment upon the decision rendered by a referee shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

        (i) Miscellaneous. To the maximum extent practicable, the AAA, the arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business or by applicable law or regulation. If more than one agreement for arbitration by or between the parties potentially applies to a dispute, the arbitration provision most directly related to the Loan Documents or the subject matter of the dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.

Auspex Systems, Inc.
March 31, 2001
Page 12



        Your acknowledgment of this letter shall constitute acceptance of the foregoing terms and conditions. Bank's commitment to extend any credit to Borrower pursuant to the terms of this letter shall terminate on April 30, 2001, unless this letter is acknowledged by Borrower and returned to Bank on or before that date.

                                            Sincerely,

                                            WELLS FARGO BANK,
                                             NATIONAL ASSOCIATION

                                            By: /s/ MATT JURGENS
                                               ---------------------------------
                                               Matt Jurgens
                                               Vice President


Acknowledged and accepted as of                   :
                               -------------------

AUSPEX SYSTEMS, INC.


By: /s/ GARY SBONA
   ---------------------------------
   Gary Sbona
   Chief Executive Officer

By: /s/ PETER SIMPSON
   ---------------------------------
   Peter Simpson
   Chief Financial Officer

                                                                       EXHIBIT A

                         REVOLVING LINE OF CREDIT NOTE

$15,000,000.00                                              San Jose, California
                                                                  March 31, 2001

     FOR VALUE RECEIVED, the undersigned AUSPEX SYSTEMS, INC. ("Borrower") promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") at its office at Santa Clara Technology RCBO, 121 Park Center Plaza 3rd Floor, San Jose, California, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of Fifteen Million Dollars ($15,000,000.00), or so much thereof as may be advanced and be outstanding, with interest thereon, to be computed on each advance from the date of its disbursement as set forth herein.

DEFINITIONS:

     As used herein, the following terms shall have the meanings set forth after each, and any other term defined in this Note shall have the meaning set forth at the place defined:

     (a) "Business Day" means any day except a Saturday, Sunday or any other day on which commercial banks in California are authorized or required by law to close.

     (b) "Fixed Rate Term" means a period commencing on a Business Day and continuing for 1, 2, 3, 6 or 12 months, as designated by Borrower, during which all or a portion of the outstanding principal balance of this Note bears interest determined in relation to LIBOR; provided however, that no Fixed Rate Term may be selected for a principal amount less than One Hundred Thousand Dollars ($100,000.00); and provided further, that no Fixed Rate Term shall extend beyond the scheduled maturity date hereof. If any Fixed Rate Term would end on a day which is not a Business Day, then such Fixed Rate Term shall be extended to the next succeeding Business Day.

     (c) "LIBOR" means the rate per annum (rounded upward, if necessary, to the nearest whole 1/8 of 1%) and determined pursuant to the following formula:

          LIBOR =             Base LIBOR
                  ---------------------------------
                   100% - LIBOR Reserve Percentage

     (i) "Base LIBOR" means the rate per annum for United States dollar deposits quoted by Bank as the Inter-Bank Market Offered Rate, with the understanding that such rate is quoted by Bank for the purpose of calculating effective rates of interest for loans making reference thereto, on the first day of a Fixed Rate Term for delivery of funds on said date for a period of time approximately equal to the number of days in such Fixed Rate Term and in an amount approximately equal to the principal amount to which such Fixed Rate Term applies. Borrower understands and agrees that Bank may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as Bank in its discretion deems appropriate including, but not limited to, the rate offered for U.S. dollar deposits on the London Inter-Bank Market.

     (ii) "LIBOR Reserve Percentage" means the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by Bank for expected changes in such reserve percentage during the applicable Fixed Rate Term.

     (d) "Prime Rate" means at any time the rate of interest most recently announced within Bank at its principal office as its Prime Rate, with the understanding that the Prime Rate is one of Bank's base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Bank may designate.

INTEREST:

     (a) Interest. The outstanding principal balance of this Note shall bear interest (computed on the basis of a 360-day year, actual days elapsed) either
(i) at a fluctuating rate per annum equal to the Prime Rate in effect from time to time, or (ii) at a fixed rate per annum determined by Bank to be one and one-half of one percent (1.5%) above LIBOR in effect on the first day of the applicable Fixed Rate Term. When interest is determined in relation to the Prime Rate, each change in the rate of interest hereunder shall become effective on the date each Prime Rate change is announced within Bank. With respect to each LIBOR selection hereunder, Bank is hereby authorized to note the date, principal amount, interest rate and Fixed Rate Term applicable thereto and any payments made thereon on Bank's books and records (either manually or by electronic entry) and/or on any schedule attached to this Note, which notations shall be prima facie evidence of the accuracy of the information noted.

     (b) Selection of Interest Rate Options. At any time any portion of this Note bears interest determined in relation to LIBOR, it may be continued by Borrower at the end of the Fixed Rate Term applicable thereto so that all or a portion thereof bears interest determined in relation to the Prime Rate or to LIBOR for a new Fixed Rate Term designated by Borrower. At any time any portion of this Note bears interest determined in relation to the Prime Rate, Borrower may convert all or a portion thereof so that it bears interest determined in relation to LIBOR for a Fixed Rate Term designated by Borrower. At such time as Borrower requests an advance hereunder or wishes to select a LIBOR option for all or a portion of the outstanding principal balance hereof, and at the end of each Fixed Rate Term, Borrower shall give Bank notice specifying: (i) the interest rate option selected by Borrower; (ii) the principal amount subject thereto; and (iii) for each LIBOR selection, the length of the applicable Fixed Rate Term. Any such notice may be given by telephone (or such other electronic method as Bank may permit) so long as, with respect to each LIBOR selection,
(A) if requested by Bank, Borrower provides to Bank written confirmation thereof not later than three (3) Business Days after such notice is given, and
(B) such notice is given to Bank prior to 10:00 a.m. on the first day of the Fixed Rate Term, or at a later time during any Business Day if Bank, at its sole option but without obligation to do so, accepts Borrower's notice and quotes a fixed rate to Borrower. If Borrower does not immediately accept a fixed rate when quoted by Bank, the quoted rate shall expire and any subsequent LIBOR request from Borrower shall be subject to a redetermination by Bank of the applicable fixed rate. If no specific designation of interest is made at the time any advance is requested hereunder or at the end of any Fixed Rate Term, Borrower shall be deemed to have made a Prime Rate interest selection for such advance or the principal amount to which such Fixed Rate Term applied.

     (c) Taxes and Regulatory Costs. Borrower shall pay to Bank immediately upon demand, in addition to any other amounts due or to become due hereunder, any and all (i) withholdings, interest equalization taxes, stamp taxes or other taxes (except income and franchise taxes) imposed by any domestic or foreign governmental authority and related in any manner to LIBOR, and (ii) future, supplemental, emergency or other changes in the LIBOR Reserve Percentage, assessment rates imposed by the Federal Deposit Insurance Corporation, or similar requirements or costs imposed by any domestic or foreign governmental authority or resulting from compliance by Bank with any request or directive (whether or not having the force of law) from any central bank or other governmental authority and related in any manner to LIBOR to the extent they are not included in the calculation of LIBOR. In determining which of the foregoing are attributable to any LIBOR option available to Borrower hereunder, any reasonable allocation made by Bank among its operations shall be conclusive and binding upon Borrower.

     (d) Payment of Interest. Interest accrued on this Note shall be payable on the last day of each month, commencing April 30, 2001.

     (e) Default Interest. From and after the maturity date of this Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of this Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to four percent (4%) above the rate of interest from time to time applicable to this Note.

BORROWING AND REPAYMENT:

     (a) Borrowing and Repayment. Borrower may from time to time during the term of this Note borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions of this Note and of any document executed in connection with or governing this Note; provided however, that the total outstanding borrowings under this Note shall not at any time exceed the principal amount stated above. The unpaid principal balance of this obligation at any time shall be the total amounts advanced hereunder by the holder hereof less the amount of principal payments made hereon by or for any Borrower, which balance may be endorsed hereon from time to time by the holder. The outstanding principal balance of this Note shall be due and payable in full on March 31, 2003.

     (b) Advances. Advances hereunder, to the total amount of the principal sum stated above, may be made by the holder at the oral or written request of
(i) Peter Simpson, Brian Troy or Mike Barko, any one acting alone, who are authorized to request advances and direct the disposition of any advances until written notice of the revocation of such authority is received by the holder at the office designated above, or (ii) any person, with respect to advances deposited to the credit of any account of any Borrower, which advances, when so deposited, shall be conclusively presumed to have been made to or for the benefit of each Borrower regardless of the fact that persons other than those authorized to request advances may have authority to draw against such account. The holder shall have no obligation to determine whether any person requesting an advance is or has been authorized by any Borrower.

     (c) Application of Payments. Each payment made on this Note shall be credited first, to any interest then due and second, to the outstanding principal balance hereof. All payments credited to principal shall be applied first, to the outstanding principal balance of this

Note which bears interest determined in relation to the Prime Rate, if any, and second, to the outstanding principal balance of this Note which bears interest determined in relation to LIBOR, with such payments applied to the oldest Fixed Rate Term first.

PREPAYMENT:

      (a) Prime Rate. Borrower may prepay principal on any portion of this Note which bears interest determined in relation to the Prime Rate at any time, in any amount and without penalty.

      (b) LIBOR. Borrower may prepay principal on any portion of this Note which bears interest determined in relation to LIBOR at any time and in the minimum amount of One Hundred Thousand Dollars ($100,000.00); provided however, that if the outstanding principal balance of such portion of this Note is less than said amount, the minimum prepayment amount shall be the entire outstanding principal balance thereof. In consideration of Bank providing this prepayment option to Borrower, or if any such portion of this Note shall become due and payable at any time prior to the last day of the Fixed Rate Term applicable thereto by acceleration or otherwise, Borrower shall pay to Bank immediately upon demand a fee which is the sum of the discounted monthly differences for each month from the month of prepayment through the month in which such Fixed Rate Term matures, calculated as follows for each such month:

      (i) Determine the amount of interest which would have accrued each month on the amount prepaid at the interest rate applicable to such amount had it remained outstanding until the last day of the Fixed Rate Term applicable thereto.

      (ii) Subtract from the amount determined in (i) above the amount of interest which would have accrued for the same month on the amount prepaid for the remaining term of such Fixed Rate Term at LIBOR in effect on the date of prepayment for new loans made for such term and in a principal amount equal to the amount prepaid.

      (iii) If the result obtained in (ii) for any month is greater than zero, discount that difference by LIBOR used in (ii) above.

Each Borrower acknowledges that prepayment of such amount may result in Bank incurring additional costs, expenses and/or liabilities, and that it is difficult to ascertain the full extent of such costs, expenses and/or liabilities. Each Borrower, therefore, agrees to pay the above-described prepayment fee and agrees that said amount represents a reasonable estimate of the prepayment costs, expenses and/or liabilities of Bank. If Borrower fails to pay any prepayment fee when due, the amount of such prepayment fee shall thereafter bear interest until paid at a rate per annum two percent (2%) above the Prime Rate in effect from time to time (computed on the basis of a 360-day year, actual days elapsed). Each change in the rate of interest on any such past due prepayment fee shall become effective on the date each Prime Rate change is announced within Bank.

EVENTS OF DEFAULT:

     The occurrence of any of the following shall constitute an "Event of Default" under this Note:

     (a) The failure to pay any principal, interest, fees or other charges when due hereunder or under any contract, instrument or document executed in connection with this Note.

     (b) The filing of a petition by or against any Borrower, any guarantor of this Note or any general partner or joint venturer in any Borrower which is a partnership or a joint venture (with each such guarantor, general partner and/or joint venturer referred to herein as a "Third Party Obligor") under any provisions of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or under any similar or other law relating to bankruptcy, insolvency, reorganization or other relief for debtors; the appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of any Borrower or Third Party Obligor; any Borrower or Third Party Obligor becomes insolvent, makes a general assignment for the benefit of creditors or is generally not paying its debts as they become due; or any attachment or like levy on any property of any Borrower or Third Party Obligor.

     (c) The death or incapacity of any individual Borrower or Third Party Obligor, or the dissolution or liquidation of any Borrower or Third Party Obligor which is a corporation, partnership, joint venture or other type of entity.

     (d) Any default in the payment or performance of any obligation, or any defined event of default, under any provisions of any contract, instrument or document pursuant to which any Borrower or Third Party Obligor has incurred any obligation for borrower money, any purchase obligation, or any other liability of any kind to any person or entity, including the holder.

     (e) Any financial statement provided by any Borrower or Third Party Obligor to Bank proves to be incorrect, false or misleading in any material respect.

     (f) Any sale or transfer of all or a substantial or material part of the assets of any Borrower or Third Party Obligor other than in the ordinary course of its business.

     (g) Any violation or breach of any provision of, or any defined event of default under, any addendum to this Note or any loan agreement, guaranty, security agreement, deed of trust, mortgage or other document executed in connection with or securing this Note.

MISCELLANEOUS:

     (a) Remedies. Upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by each Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Each Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of the holder's in-house counsel), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to any Borrower or any other person or entity.

     (b) Obligations Joint and Several. Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

     (c) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

AUSPEX SYSTEMS, INC.


By: /s/ GARY SBONA
    -------------------------------
    Gary Sbona
    Chief Executive Officer


By: /s/ PETER SIMPSON
    -------------------------------
    Peter Simpson
    Chief Financial Officer

                                                                       EXHIBIT A

                         REVOLVING LINE OF CREDIT NOTE

$15,000,000.00                                              San Jose, California
                                                                  March 31, 2001

     FOR VALUE RECEIVED, the undersigned AUSPEX SYSTEMS, INC. ("Borrower") promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") at its office at Santa Clara Technology RCBO, 121 Park Center Plaza 3rd Floor, San Jose, California, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of Fifteen Million Dollars ($15,000,000.00), or so much thereof as may be advanced and be outstanding, with interest thereon, to be computed on each advance from the date of its disbursement as set forth herein.

DEFINITIONS:

     As used herein, the following terms shall have the meanings set forth after each, and any other term defined in this Note shall have the meaning set forth at the place defined:

     (a) "Business Day" means any day except a Saturday, Sunday or any other day on which commercial banks in California are authorized or required by law to close.

     (b) "Fixed Rate Term" means a period commencing on a Business Day and continuing for 1, 2, 3, 6 or 12 months, as designated by Borrower, during which all or a portion of the outstanding principal balance of this Note bears interest determined in relation to LIBOR; provided however, that no Fixed Rate Term may be selected for a principal amount less than One Hundred Thousand Dollars ($100,000.00); and provided further, that no Fixed Rate Term shall extend beyond the scheduled maturity date hereof. If any Fixed Rate Term would end on a day which is not a Business Day, then such Fixed Rate Term shall be extended to the next succeeding Business Day.

     (c) "LIBOR" means the rate per annum (rounded upward, if necessary, to the nearest whole 1/8 of 1%) and determined pursuant to the following formula:

          LIBOR =             Base LIBOR
                  ---------------------------------
                   100% - LIBOR Reserve Percentage

     (i) "Base LIBOR" means the rate per annum for United States dollar deposits quoted by Bank as the Inter-Bank Market Offered Rate, with the understanding that such rate is quoted by Bank for the purpose of calculating effective rates of interest for loans making reference thereto, on the first day of a Fixed Rate Term for delivery of funds on said date for a period of time approximately equal to the number of days in such Fixed Rate Term and in an amount approximately equal to the principal amount to which such Fixed Rate Term applies. Borrower understands and agrees that Bank may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as Bank in its discretion deems appropriate including, but not limited to, the rate offered for U.S. dollar deposits on the London Inter-Bank Market.

     (ii) "LIBOR Reserve Percentage" means the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by Bank for expected changes in such reserve percentage during the applicable Fixed Rate Term.

     (d) "Prime Rate" means at any time the rate of interest most recently announced within Bank at its principal office as its Prime Rate, with the understanding that the Prime Rate is one of Bank's base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Bank may designate.

INTEREST:

     (a) Interest. The outstanding principal balance of this Note shall bear interest (computed on the basis of a 360-day year, actual days elapsed) either
(i) at a fluctuating rate per annum equal to the Prime Rate in effect from time to time, or (ii) at a fixed rate per annum determined by Bank to be one and one-half of one percent (1.5%) above LIBOR in effect on the first day of the applicable Fixed Rate Term. When interest is determined in relation to the Prime Rate, each change in the rate of interest hereunder shall become effective on the date each Prime Rate change is announced within Bank. With respect to each LIBOR selection hereunder, Bank is hereby authorized to note the date, principal amount, interest rate and Fixed Rate Term applicable thereto and any payments made thereon on Bank's books and records (either manually or by electronic entry) and/or on any schedule attached to this Note, which notations shall be prima facie evidence of the accuracy of the information noted.

     (b) Selection of Interest Rate Options. At any time any portion of this Note bears interest determined in relation to LIBOR, it may be continued by Borrower at the end of the Fixed Rate Term applicable thereto so that all or a portion thereof bears interest determined in relation to the Prime Rate or to LIBOR for a new Fixed Rate Term designated by Borrower. At any time any portion of this Note bears interest determined in relation to the Prime Rate, Borrower may convert all or a portion thereof so that it bears interest determined in relation to LIBOR for a Fixed Rate Term designated by Borrower. At such time as Borrower requests an advance hereunder or wishes to select a LIBOR option for all or a portion of the outstanding principal balance hereof, and at the end of each Fixed Rate Term, Borrower shall give Bank notice specifying: (i) the interest rate option selected by Borrower; (ii) the principal amount subject thereto; and (iii) for each LIBOR selection, the length of the applicable Fixed Rate Term. Any such notice may be given by telephone (or such other electronic method as Bank may permit) so long as, with respect to each LIBOR selection,
(A) if requested by Bank, Borrower provides to Bank written confirmation thereof not later than three (3) Business Days after such notice is given, and
(B) such notice is given to Bank prior to 10:00 a.m. on the first day of the Fixed Rate Term, or at a later time during any Business Day if Bank, at its sole option but without obligation to do so, accepts Borrower's notice and quotes a fixed rate to Borrower. If Borrower does not immediately accept a fixed rate when quoted by Bank, the quoted rate shall expire and any subsequent LIBOR request from Borrower shall be subject to a redetermination by Bank of the applicable fixed rate. If no specific designation of interest is made at the time any advance is requested hereunder or at the end of any Fixed Rate Term, Borrower shall be deemed to have made a Prime Rate interest selection for such advance or the principal amount to which such Fixed Rate Term applied.

     (c) Taxes and Regulatory Costs. Borrower shall pay to Bank immediately upon demand, in addition to any other amounts due or to become due hereunder, any and all (i) withholdings, interest equalization taxes, stamp taxes or other taxes (except income and franchise taxes) imposed by any domestic or foreign governmental authority and related in any manner to LIBOR, and (ii) future, supplemental, emergency or other changes in the LIBOR Reserve Percentage, assessment rates imposed by the Federal Deposit Insurance Corporation, or similar requirements or costs imposed by any domestic or foreign governmental authority or resulting from compliance by Bank with any request or directive (whether or not having the force of law) from any central bank or other governmental authority and related in any manner to LIBOR to the extent they are not included in the calculation of LIBOR. In determining which of the foregoing are attributable to any LIBOR option available to Borrower hereunder, any reasonable allocation made by Bank among its operations shall be conclusive and binding upon Borrower.

     (d) Payment of Interest. Interest accrued on this Note shall be payable on the last day of each month, commencing April 30, 2001.

     (e) Default Interest. From and after the maturity date of this Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of this Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to four percent (4%) above the rate of interest from time to time applicable to this Note.

BORROWING AND REPAYMENT:

     (a) Borrowing and Repayment. Borrower may from time to time during the term of this Note borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions of this Note and of any document executed in connection with or governing this Note; provided however, that the total outstanding borrowings under this Note shall not at any time exceed the principal amount stated above. The unpaid principal balance of this obligation at any time shall be the total amounts advanced hereunder by the holder hereof less the amount of principal payments made hereon by or for any Borrower, which balance may be endorsed hereon from time to time by the holder. The outstanding principal balance of this Note shall be due and payable in full on March 31, 2003.

     (b) Advances. Advances hereunder, to the total amount of the principal sum stated above, may be made by the holder at the oral or written request of
(i) Peter Simpson, Brian Troy or Mike Barko, any one acting alone, who are authorized to request advances and direct the disposition of any advances until written notice of the revocation of such authority is received by the holder at the office designated above, or (ii) any person, with respect to advances deposited to the credit of any account of any Borrower, which advances, when so deposited, shall be conclusively presumed to have been made to or for the benefit of each Borrower regardless of the fact that persons other than those authorized to request advances may have authority to draw against such account. The holder shall have no obligation to determine whether any person requesting an advance is or has been authorized by any Borrower.

     (c) Application of Payments. Each payment made on this Note shall be credited first, to any interest then due and second, to the outstanding principal balance hereof. All payments credited to principal shall be applied first, to the outstanding principal balance of this

Note which bears interest determined in relation to the Prime Rate, if any, and second, to the outstanding principal balance of this Note which bears interest determined in relation to LIBOR, with such payments applied to the oldest Fixed Rate Term first.

PREPAYMENT:

      (a) Prime Rate. Borrower may prepay principal on any portion of this Note which bears interest determined in relation to the Prime Rate at any time, in any amount and without penalty.

      (b) LIBOR. Borrower may prepay principal on any portion of this Note which bears interest determined in relation to LIBOR at any time and in the minimum amount of One Hundred Thousand Dollars ($100,000.00); provided however, that if the outstanding principal balance of such portion of this Note is less than said amount, the minimum prepayment amount shall be the entire outstanding principal balance thereof. In consideration of Bank providing this prepayment option to Borrower, or if any such portion of this Note shall become due and payable at any time prior to the last day of the Fixed Rate Term applicable thereto by acceleration or otherwise, Borrower shall pay to Bank immediately upon demand a fee which is the sum of the discounted monthly differences for each month from the month of prepayment through the month in which such Fixed Rate Term matures, calculated as follows for each such month:

      (i) Determine the amount of interest which would have accrued each month on the amount prepaid at the interest rate applicable to such amount had it remained outstanding until the last day of the Fixed Rate Term applicable thereto.

      (ii) Subtract from the amount determined in (i) above the amount of interest which would have accrued for the same month on the amount prepaid for the remaining term of such Fixed Rate Term at LIBOR in effect on the date of prepayment for new loans made for such term and in a principal amount equal to the amount prepaid.

      (iii) If the result obtained in (ii) for any month is greater than zero, discount that difference by LIBOR used in (ii) above.

Each Borrower acknowledges that prepayment of such amount may result in Bank incurring additional costs, expenses and/or liabilities, and that it is difficult to ascertain the full extent of such costs, expenses and/or liabilities. Each Borrower, therefore, agrees to pay the above-described prepayment fee and agrees that said amount represents a reasonable estimate of the prepayment costs, expenses and/or liabilities of Bank. If Borrower fails to pay any prepayment fee when due, the amount of such prepayment fee shall thereafter bear interest until paid at a rate per annum two percent (2%) above the Prime Rate in effect from time to time (computed on the basis of a 360-day year, actual days elapsed). Each change in the rate of interest on any such past due prepayment fee shall become effective on the date each Prime Rate change is announced within Bank.

EVENTS OF DEFAULT:

     The occurrence of any of the following shall constitute an "Event of Default" under this Note:

     (a) The failure to pay any principal, interest, fees or other charges when due hereunder or under any contract, instrument or document executed in connection with this Note.

     (b) The filing of a petition by or against any Borrower, any guarantor of this Note or any general partner or joint venturer in any Borrower which is a partnership or a joint venture (with each such guarantor, general partner and/or joint venturer referred to herein as a "Third Party Obligor") under any provisions of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or under any similar or other law relating to bankruptcy, insolvency, reorganization or other relief for debtors; the appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of any Borrower or Third Party Obligor; any Borrower or Third Party Obligor becomes insolvent, makes a general assignment for the benefit of creditors or is generally not paying its debts as they become due; or any attachment or like levy on any property of any Borrower or Third Party Obligor.

     (c) The death or incapacity of any individual Borrower or Third Party Obligor, or the dissolution or liquidation of any Borrower or Third Party Obligor which is a corporation, partnership, joint venture or other type of entity.

     (d) Any default in the payment or performance of any obligation, or any defined event of default, under any provisions of any contract, instrument or document pursuant to which any Borrower or Third Party Obligor has incurred any obligation for borrower money, any purchase obligation, or any other liability of any kind to any person or entity, including the holder.

     (e) Any financial statement provided by any Borrower or Third Party Obligor to Bank proves to be incorrect, false or misleading in any material respect.

     (f) Any sale or transfer of all or a substantial or material part of the assets of any Borrower or Third Party Obligor other than in the ordinary course of its business.

     (g) Any violation or breach of any provision of, or any defined event of default under, any addendum to this Note or any loan agreement, guaranty, security agreement, deed of trust, mortgage or other document executed in connection with or securing this Note.

MISCELLANEOUS:

     (a) Remedies. Upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by each Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Each Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of the holder's in-house counsel), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to any Borrower or any other person or entity.

     (b) Obligations Joint and Several. Should more than one person or entity sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

     (c) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.

AUSPEX SYSTEMS, INC.


By: /s/ GARY SBONA
    -------------------------------
    Gary Sbona
    Chief Executive Officer


By: /s/ PETER SIMPSON
    -------------------------------
    Peter Simpson
    Chief Financial Officer

               ADDENDUM TO SECURITY AGREEMENT: SECURITIES ACCOUNT

     THIS ADDENDUM is attached to and made a part of that certain Security
Agreement: Securities Account executed by AUSPEX SYSTEMS, INC. ("Debtor") in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"), dated as of March 31, 2001 (the "Agreement").

     The following provisions are hereby incorporated into the Agreement:

     1. Securities Account Activity. So long as no Event of Default exists, Debtor, or any party authorized by Debtor to act with respect to the Securities Account, may (a) receive payments of interest and/or cash dividends earned on financial assets maintained in the Securities Account, and (b) trade financial assets maintained in the Securities Account. Without Bank's prior written consent, except as permitted by the preceding sentence, neither Debtor nor any party other than Bank may withdraw or receive any distribution of any Collateral from the Securities Account. The Collateral Value of the Securities Account shall at all times be equal to or greater than $15,000,000.00. In the event that the Collateral Value, for any reason and at any time, is less than the required amount, Debtor shall promptly make a principal reduction on the Indebtedness or deposit additional assets of a nature satisfactory to Bank into the Securities Account, in either case in amounts or with values sufficient to achieve the required Collateral Value.

     2. "Collateral Value" means the percentage set forth below for each type of investment property held in the Securities Account at the time of computation:

          (a)  100% of the fact amount of cash and cash equivalents;

          (b) 90% of the market value of obligations of the United States of America, but not to exceed the face amount;

          (c) 90% of the market value of commercial paper rated at least A1 by a nationally recognized rating agency, but not to exceed the face amount;

          (d) 85% of the market value of corporate and municipal bonds (excluding convertible bonds) rated at least AA by a nationally recognized rating agency, but not to exceed the face amount;

with market value, in all instances, determined by Bank in its sole discretion, and excluding from such computation all WF Securities and Common Trust Funds.

     3. Exclusion from Collateral. Notwithstanding anything herein to the contrary, the terms "Collateral" and "Proceeds" do not include, and Bank disclaims a security interest in all WF Securities and Common Trust Funds now or hereafter maintained in the Securities Account.

     4.   "Common Trust Funds" means common trust funds as described in 12 CFR
9.18 and includes, without limitation, common trust funds maintained by Bank for the exclusive use of its fiduciary clients.

      5. "WF Securities" means stock, securities or obligations of Wells Fargo & Company or of any affiliate thereof (as the term affiliate is defined in Section 23A of the Federal Reserve Act (12 USC 371(c), as amended from time to time).

      6. Limitation on Indebtedness. Notwithstanding anything in this Agreement to the contrary, the Indebtedness secured hereby is limited to all obligations of Debtor arising under or in connection with that certain Line of Credit Note executed by Debtor and payable to the order of Bank, dated as of March 31, 2001, in the maximum principal amount of $15,000,000.00, and all extensions, renewals or modifications thereof, and restatements or substitutions therefor.

      IN WITNESS WHEREOF, this Addendum has been executed as of the same date as the Agreement.


AUSPEX SYSTEMS, INC.                      WELLS FARGO BANK
                                           NATIONAL ASSOCIATION

By: /s/ GARY SBONA                        By: /s/ MATT JURGENS
   -----------------------------             -----------------------------
   Gary Sbona                                     Matt Jurgens
   Chief Executive Officer                        Vice President

By: /s/ PETER SIMPSON
   -----------------------------
   Peter Simpson
   Chief Financial Officer

WELLS FARGO BANK                                       CERTIFICATE OF INCUMBENCY
--------------------------------------------------------------------------------


TO: WELLS FARGO BANK, NATIONAL ASSOCIATION


     The undersigned, Dennis Dunnigan, Secretary of AUSPEX SYSTEMS, INC., a corporation created and existing under the laws of the state of DELAWARE, hereby certifies to Wells Fargo Bank, National Association ("Bank") that (a) the following named persons are duly elected officers of this corporation and presently hold the titles specified below, (b) said officers are authorized to act on behalf of this Corporation in transactions with Bank, and (c) the signature opposite each officer's name is his or her true signature:


TITLE                              NAME                SIGNATURE
Chief Executive Officer            Gary Sbona          /s/ GARY SBONA
                                                       -------------------------

Chief Financial Officer            Peter Simpson       /s/ PETER SIMPSON
                                                       -------------------------

     The undersigned further certifies that if any of the above-named officers change, or if, at any time, any of said officers are no longer authorized to act on behalf of this corporation in transactions with Bank, this corporation shall immediately provide to Bank a new Certificates of Incumbency. Bank is hereby authorized to rely on this Certificate of Incumbency until a new Certificate of Incumbency certified by the Secretary of this corporation is received by Bank.

     IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the corporate seal of said corporation as of ________________________.




                                          /s/ DENNIS J. DUNNIGAN
                                        ---------------------------------------
                                                                    Secretary


(SEAL)

WELLS FARGO BANK                                 CORPORATE RESOLUTION: BORROWING
--------------------------------------------------------------------------------

TO: WELLS FARGO BANK, NATIONAL ASSOCIATION

    RESOLVED: That this corporation, AUSPEX SYSTEMS, INC., proposes to obtain credit from time to time, or has obtained credit, from Wells Fargo Bank, National Association ("BANK").

    BE IT FURTHER RESOLVED, that any TWO of the following officer:

    CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER

    together with any ONE of the following officers:

    NONE

of this corporation be and they are hereby authorized and empowered for and on behalf of and in the name of this corporation and as its corporate act and deed;

    (a) To borrow money from Bank and to assume any liabilities of any other person or entity to Bank, in such form and on such terms and conditions as shall be agreed upon by those authorized above and Bank, and to sign and deliver to Bank such promissory notes and other evidences of indebtedness for money borrowed or advanced and/or for indebtedness assumed as Bank shall require; such promissory notes or other evidences of indebtedness may provide that advances be requested by telephone communication and by any officer, employee or agent of this corporation so long as the advances are deposited into any deposit account of this corporation with Bank; this corporation shall be bound to Bank by, and Bank may rely upon, any communication or act, including telephone communications, purporting to be done by any officer, employee or agent of this corporation provided that Bank believes, in good faith, that the same is done by such person.

    (b) To contract for the issuance by Bank of letters of credit, to discount with Bank notes, acceptances and evidences of indebtedness payable to or due this corporation, to endorse the same and execute such contracts and instruments for repayment thereof to Bank as Bank shall require, and to enter into foreign exchange transactions with or through Bank.

    (c) To mortgage, encumber, pledge, convey, grant, assign or otherwise transfer all or any part of this corporation's real or personal property for the purpose of securing the payment of any of the promissory notes, contracts, instruments and other evidences of indebtedness authorized hereby, and to execute and deliver to Bank such deeds of trust, mortgages, pledge agreements, security agreements and/or other related documents as Bank shall require.

    (d) To perform all acts and to execute and deliver all documents described above and all other contracts and instruments which Bank deems necessary or convenient to accomplish the purposes of this resolution and/or to perfect or continue the rights, remedies and security interests to be given to Bank pursuant hereto, including without limitation, any modifications, renewals and/or extensions of any of this corporation's obligations to Bank, however evidenced; provided that the aggregate principal amount of all sums borrowed and credits established pursuant to this resolution shall not at any time exceed the sum of $15,000,000.00 outstanding and unpaid.

    Loans made pursuant to a special resolution and loans made by offices of Bank other than the office to which this resolution is delivered shall be in addition to foregoing limitation.

    BE IT FURTHER RESOLVED, that the authority hereby conferred is in addition to that conferred by any other resolution heretofore or hereafter delivered by this corporation to Bank and shall continue in full force and effect until Bank shall have received notice in writing, certified by the Secretary of this corporation, of the revocation hereof by a resolution duly adopted by the Board of Directors of this corporation. Any such revocation shall be effective only as to credit which is extended or committed by Bank, or actions which are taken by this corporation pursuant to the resolutions contained herein, subsequent to Bank's receipt of such notice. The authority hereby conferred shall be deemed retroactive, and any and all acts authorized herein which were performed prior to the passage of this resolution are hereby approved and ratified.

                                 CERTIFICATION

     I, Dennis Dunnigan, Secretary of AUSPEX SYSTEMS, INC., a corporation created and existing under the laws of the state of DELAWARE, do hereby certify and declare that the foregoing is a full, true and correct copy of the resolutions duly passed and adopted by the Board of Directors of said corporation, by written consent of all Directors of said corporation or at a meeting of said Board duly and regularly called, noticed and held on ________, ________, at which meeting a quorum of the Board of Directors was present and voted in favor of said resolutions; that said resolutions are now in full force and effect; that there is no provision in the Articles of Incorporation or Bylaws of said corporation, or any shareholder agreement, limiting the power of the Board of Directors of said corporation to pass the foregoing resolutions and that such resolutions are in conformity with the provisions of such Articles of Incorporation and Bylaws; and that no approval by the shareholders of, or of the outstanding shares of, said corporation is required with respect to the matters which are the subject of the foregoing resolutions.

     IN WITNESS WHEREOF, I have hereunto set my hand and, if required by Bank affixed the corporate seal of said corporation, as of 3/31/01.

                                       /s/ DENNIS J. DUNNIGAN
                                       ---------------------------------
(SEAL)                                                         Secretary

                                                              SECURITY AGREEMENT
WELLS FARGO BANK                                              SECURITIES ACCOUNT
--------------------------------------------------------------------------------


   1. GRANT OF SECURITY INTEREST. For valuable consideration, the undersigned AUSPEX SYSTEMS, INC., or any of them ("Debtor"), hereby grants and transfers to WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") a security interest in (a) Debtor's WELLS CAPITAL MANAGEMENT Account No. 10591400 (whether held in Debtor's name or as a Bank collateral account for the benefit of Debtor), and all replacements or substitutions therefor, including any account resulting from a renumbering or other administrative re-identification thereof (collectively, the "Securities Account") maintained with WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Investment Group ("intermediary"), (b) all financial assets credited to the Securities Account, (c) all security entitlements with respect to the financial assets credited to the Securities Account, and (d) any and all other investment property or assets maintained or recorded in the Securities Account (with all the foregoing defined as "Collateral"), together with whatever is receivable or received when any of the Collateral or proceeds thereof are sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation, (i) all rights to payment, including returned premiums, with respect to any insurance relating to any of the foregoing, (ii) all rights to payment with respect to any cause of action affecting or relating to any of the foregoing, and (iii) all stock rights, rights to subscribe, stock splits, liquidating dividends, cash dividends, dividends paid in stock, new securities or other property of any kind which Debtor is or may hereafter be entitled to receive on account of any securities pledged hereunder, including without limitation, stock received by Debtor due to stock splits or dividends paid in stock or sums paid upon or in respect of any securities pledged hereunder upon the liquidation or dissolution of the issuer thereof (hereinafter called "Proceeds"). Except as otherwise expressly permitted herein, in the event Debtor receives any such Proceeds, Debtor will hold the same in trust on behalf of and for the benefit of Bank and will immediately deliver all such Proceeds to Bank in the exact form received, with the endorsement of Debtor if necessary and/or appropriate undated stock powers duly executed in blank, to be held by Bank as part of the Collateral, subject to all terms hereof. As used herein, the terms "security entitlement," "financial asset" and "investment property" shall have the respective meanings set forth in the California Uniform Commercial Code.

   2. OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of: (a) all present and future Indebtedness of Debtor to Bank; (b) all obligations of Debtor and rights of Bank under this Agreement; and (c) all present and future obligations of Debtor to Bank of other kinds. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Debtor, or any of them, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable.

   3. TERMINATION. This Agreement will terminate upon the performance of all obligations of Debtor to Bank, including without limitation, the payment of all Indebtedness of Debtor to Bank, and the termination of all commitments of Bank to extend credit to Debtor, existing at the time Bank receives written notice from Debtor of the termination of this Agreement.

   4. OBLIGATIONS OF BANK. Bank shall have no duty to take any steps necessary to preserve the rights of Debtor against prior parties, or to initiate any action to protect against the possibility of a decline in the market value of the Collateral or Proceeds. Bank shall not be obligated to take any action with respect to the Collateral or Proceeds requested by Debtor unless such request is made in writing and Bank determines, in its sole discretion, that the requested action would not unreasonably jeopardize the value of the Collateral and Proceeds as security for the Indebtedness.

   5. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Bank that: (a) Debtor is the sole owner of the Collateral and Proceeds; (b) Debtor has the right to grant a security interest in the Collateral and Proceeds; (c) all Collateral and Proceeds are genuine, free from liens, adverse claims, setoffs, default, prepayment, defenses and conditions precedent of any kind or character, except the lien created hereby or as otherwise agreed to by Bank, or heretofore disclosed by Debtor to Bank, in writing; (d) all statements contained herein and, where applicable, in the Collateral, are true and complete in all material respects; (e) no financing statement or control agreement covering any of the Collateral or Proceeds, and naming any secured party other than Bank, exists or is on file in any public office or remains in effect; (f) no person or entity, other than Debtor, Bank and Intermediary, has any interest in or control over the Collateral; and (g) specifically with respect to Collateral and Proceeds consisting of investment securities, instruments, chattel paper, documents, contracts, insurance policies or any like property, (i) all persons appearing to be obligated thereon have authority and capacity to contract and are bound as they appear to be, and (ii) the same comply with applicable laws concerning form, content and manner of preparation and execution.

     6.   COVENANTS OF DEBTOR.

     (a) Debtor Agrees in general: (i) to pay Indebtedness secured hereby when due; (ii) to indemnify Bank against all losses, claims, demands, liabilities and expenses of every kind caused by property subject hereto; (iii) to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the perfection and preservation of the Collateral or Bank's interest therein and/or the realization, enforcement and exercise of Bank's rights, powers and remedies hereunder; (iv) to permit Bank to exercise its powers; (v) to execute and deliver such documents as Bank deems necessary to create, perfect and continue the security interests contemplated hereby; and (vi) not to change its chief place of business (or personal residence, if applicable) or the places where Debtor keeps any of the Collateral or Debtor's records concerning the Collateral and Proceeds without first giving Bank written notice of the address to which Debtor is moving same.

     (b) Debtor agrees with regard to the Collateral and Proceeds, unless Bank agrees otherwise in writing: (i) not to permit any security interest in or lien on the Collateral or Proceeds, except in favor of Bank and except liens in favor of Intermediary to the extent expressly permitted by Bank in writing;
(ii) not to hypothecate or permit the transfer by operation of law of any of the Collateral or Proceeds or any interest therein; (iii) to keep, in accordance with generally accepted accounting principles, complete and accurate records regarding all Collateral and Proceeds, and to permit Bank to inspect the same and make copies thereof at any reasonable time; (iv) if requested by Bank, to receive and use reasonable diligence to collect Proceeds, in trust and as the property of Bank, and to immediately endorse as appropriate and deliver such Proceeds to Bank daily in the exact form in which they are received together with a collection report in form satisfactory to Bank; (v) in the event Bank elects to receive payments of Proceeds hereunder, to pay all expenses incurred by Bank in connection therewith, including expenses of accounting, correspondence, collection efforts, filing, recording, record keeping and expenses incidental thereto; (vi) to provide any service and do any other acts which may be necessary to keep all Collateral and Proceeds free and clear of all defenses, rights of offset and counterclaims; and (vii) if the Collateral or Proceeds consists of securities and so long as no Event of Default exists, to vote said securities and to give consents, waivers and ratifications with respect thereto, provided that no vote shall be cast or consent, waiver or ratification given or action taken which would impair Bank's interests in the Collateral and Proceeds or be inconsistent with or violate any provisions of this Agreement. Debtor further agrees that any party now or at any time hereafter authorized by Debtor to advise or otherwise act with respect to the Securities Account shall be subject to all terms and conditions contained herein and in any control, custodial or other similar agreement at any time in effect among Bank, Debtor and Intermediary relating to the Collateral.

     7. POWERS OF BANK. Debtor appoints Bank its true attorney-in-fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by Bank's officers and employees, or any of them, whether or not Debtor is in default: (a) to perform any obligation of Debtor hereunder in Debtor's name or otherwise; (b) to notify any person obligated on any security, instrument or other document subject to this Agreement of Bank's rights hereunder; (c) to collect by legal proceedings or otherwise all dividends, interest, principal or other sums now or hereafter payable upon or on account of the Collateral or Proceeds; (d) to enter into any extension, reorganization, deposit, merger or consolidation agreement, or any other agreement relating to or affecting the Collateral or Proceeds, and in connection therewith to deposit or surrender control of the Collateral and Proceeds, to accept other property in exchange for the Collateral and Proceeds, and to do and perform such acts and things as Bank may deem proper, with any money or property received in exchange for the Collateral or Proceeds, at Bank's option, to be applied to the Indebtedness or held by Bank under this Agreement; (e) to make any compromise or settlement Bank deems desirable or proper in respect of the Collateral and Proceeds; (f) to insure, process and preserve the Collateral and Proceeds; (g) to exercise all rights, powers and remedies which Debtor would have, but for this Agreement, with respect to all Collateral and Proceeds subject hereto; and (h) to do all acts and things and execute all documents in the name of Debtor or otherwise, deemed by Bank as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder. To effect the purposes of this Agreement or otherwise upon instructions of Debtor, or any of them, Bank may cause any Collateral and/or Proceeds to be transferred to Bank's name or the name of Bank's nominee. If an Event of Default has occurred and is continuing, any or all Collateral and/or Proceeds consisting of securities may be registered, without notice, in the name of Bank or its nominee, and thereafter Bank or its nominee may exercise, without notice, all voting and corporate rights at any meeting of the shareholders of the issuer thereof, any and all rights of conversion, exchange or subscription, or any other rights, privileges or options pertaining to such Collateral and/or Proceeds, all as if it were the absolute owner thereof. The foregoing shall include, without limitation, the right of Bank or its nominee to exchange, at its discretion, any and all Collateral and/or Proceeds upon the merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, or upon the exercise by the issuer thereof or Bank or any right, privilege or option pertaining to any shares of the Collateral and/or Proceeds, and in connection therewith, the right to deposit and deliver any and all of the Collateral and/or Proceeds with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Bank may determine. All of the foregoing rights, privileges or options may be exercised without liability on the part of Bank or its nominee except to account for property actually received by Bank. Bank shall have no duty to exercise any of the foregoing, or any other rights, privileges or options with respect to the Collateral or Proceeds and shall not be responsible for any failure to do so or delay in so doing.

     8. PAYMENT OF PREMIUMS, TAXES, CHARGES, LIENS AND ASSESSMENTS. Debtor agrees to pay, prior to delinquency, all insurance premiums, taxes, charges, liens and assessments against the Collateral and Proceeds, and upon the failure of Debtor to do so, Bank at its option may pay any of them and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any such payments made by Bank shall be obligations of Debtor to Bank, due and payable immediately upon demand, together with interest at a rate determined in accordance with the provisions of Section 15 hereof, and shall be secured by the Collateral and Proceeds, subject to all terms and conditions of this Agreement.

     9. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" under this Agreement: (a) any default in the payment or performance of any obligation, or any defined event of default, under (i) any contract or instrument evidencing any Indebtedness, (ii) any other agreement between any Debtor and Bank, including without limitation any loan agreement, relating to or executed in connection with any Indebtedness, or
(iii) any control, custodial or other similar agreement in effect among Bank, Debtor and Intermediary relating to the Collateral; (b) any representation or warranty made by any Debtor herein shall prove to be incorrect, false or misleading in any material respect when made; (c) any Debtor shall fail to observe or perform any obligation or agreement contained herein; (d) any attachment or like levy on any property of any Debtor; and (e) Bank, in good faith, believes any or all of the Collateral and/or Proceeds to be in danger of misuse, dissipation, commingling, loss, theft, damage or destruction, or otherwise in jeopardy or unsatisfactory in character or value.

     10. REMEDIES. Upon the occurrence of any Event of Default, Bank shall have the right to declare immediately due and payable all or any Indebtedness secured hereby and to terminate any commitments to make loans or otherwise extend credit to Debtor. Bank shall have all other rights, powers, privileges and remedies granted to a secured party upon default under the California Uniform Commercial Code or otherwise provided by law, including without limitation, the right to contact all persons obligated to Debtor on any Collateral or Proceeds and to instruct such persons to deliver all Collateral and/or Proceeds directly to Bank. All rights, powers, privileges and remedies of Bank shall be cumulative. No delay, failure or discontinuance of Bank in exercising any right, power, privilege or remedy hereunder shall effect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Bank of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing. It is agreed that public or private sales, for cash or on credit, to a wholesaler or retailer or investor, or user of property of the types subject to this Agreement, or public auction, are all commercially reasonable since differences in the sales prices generally realized in the different kinds of sales are ordinarily offset by the differences in the costs and credit risks of such sales.

While an Event of Default exists: (a) Debtor will not dispose of any of the Collateral or Proceeds except on terms approved by Bank; (b) Bank may appropriate the Collateral and apply all Proceeds toward repayment of the Indebtedness in such order of application as Bank may from time to time elect;
(c) Bank may take any action with respect to the Collateral contemplated by any control, custodial or other similar agreement then in effect among Bank, Debtor and Intermediary; and (d) at Bank's request, Debtor will assemble and deliver all books and records pertaining to the Collateral or Proceeds to Bank at reasonably convenient place designated by Bank. For any Collateral or Proceeds consisting of securities, Bank shall have no obligation to delay a sale or any portion thereof for the period of time necessary to permit the issuer thereof to register such securities for public sale under any applicable state or Federal law, even if the issuer thereof would agree to do so.

     11. DISPOSITION OF COLLATERAL AND PROCEEDS. Upon the transfer of all or any part of the Indebtedness, Bank may transfer all or any part of the Collateral or Proceeds and shall be fully discharged thereafter from all liability and responsibility with respect to any of the foregoing so transferred, and the transferee shall be vested with all rights and powers of Bank hereunder with respect to any of the foregoing so transferred; but with respect to any Collateral or Proceeds not so transferred Bank shall retain all rights, powers, privileges and remedies herein given. Any proceeds of any disposition of any of the Collateral or Proceeds, or any part thereof, may be applied by Bank to the payment of expenses incurred by Bank in connection with the foregoing, including reasonable attorneys' fees, and the balance of such proceeds may be applied by Bank toward the payment of the Indebtedness in such order of application as Bank may from time to time elect.

     12. STATUTE OF LIMITATIONS. Until all Indebtedness shall have been paid in full and all commitments by Bank to extend credit to Debtor have been terminated, the power of sale and all other rights, powers, privileges and remedies granted to Bank hereunder shall continue to exist and may be exercised by Bank at any time and from time to time irrespective of the fact that the Indebtedness or any part thereof may have become barred by any statute of limitations, or that the personal liability of Debtor may have ceased, unless such liability shall have ceased due to the payment in full of all Indebtedness secured hereunder.

     13.  MISCELLANEOUS. (a) The obligations of Debtor are joint and several;
(b) Debtor hereby waives any right (i) to require Bank to make any presentment or demand, or give any notice of nonpayment or nonperformance, protest, notice of protest or notice of dishonor hereunder, (ii) to direct the application of payments or security for Indebtedness of Debtor or indebtedness of customers of Debtor, or (iii) to require proceedings against others or to require exhaustion of security; and (c) Debtor hereby consents to extensions, forbearances or alterations of the terms of Indebtedness, the release or substitution of security, and the release of any guarantors; provided however, that in each instance, Bank believes in good faith that the action in question is commercially reasonable in that it does not unreasonably increase the risk of nonpayment of the Indebtedness to which the action applies. Until all Indebtedness shall have been paid in full, no Debtor shall have any right of subrogation or contribution, and each Debtor hereby waives any benefit of or right to participate in any of the Collateral or Proceeds or any other security now or hereafter held by Bank.

     14. NOTICES. All notices, requests and demands required under this Agreement must be in writing, addressed to Bank at the address specified in any other loan documents entered into between Debtor and Bank and to Debtor at the address of its chief executive office (or personal residence, if applicable) specified below or to such other address as any party may designate by written notice to each other party, and shall be deemed to have been given or made as follows: (a) if personally delivered, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or 3 days after deposit in the U. S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

     15. COSTS, EXPENSES AND ATTORNEYS' FEES. Debtor shall pay to Bank immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Bank's in-house counsel), expended or incurred by Bank in exercising any right, power, privilege or remedy conferred by this Agreement or in the enforcement thereof, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to Debtor or in any way affecting any of the Collateral or Bank's ability to exercise any of its rights or remedies with respect thereto. All of the foregoing shall be paid by Debtor with interest from the date of demand until paid in full at a rate per annum equal to the greater of ten percent (10%) or Bank's Prime Rate in effect from time to time.

     16. SUCCESSORS; ASSIGNS; AMENDMENT. This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties, and may be amended or modified only in writing signed by Bank and Debtor.

     17. OBLIGATIONS OF MARRIED PERSONS. Any married person who signs this Agreement as Debtor hereby expressly agrees that recourse may be had against his or her separate property for all his or her Indebtedness to Bank secured by the Collateral and Proceeds under this Agreement.

     18. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

     19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     20. ADDENDUM. Additional terms and conditions relating to the Securities Account are set forth in an Addendum attached hereto and incorporated herein by this reference.

     Debtor warrants that its chief executive office (or personal residence, if applicable) is located at the following address: 2800 SCOTT BOULEVARD, SANTA CLARA, CA 95050.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of MARCH 31, 2001.

AUSPEX SYSTEMS, INC.

By: /s/ GARY SBONA
   --------------------------------------
   Gary Sbona, Chief Executive Officer

By: /s/ PETER SIMPSON
   --------------------------------------
   Peter Simpson, Chief Financial Officer

                                            SECURITIES ACCOUNT CONTROL AGREEMENT
WELLS FARGO BANK                               (WELLS FARGO LENDER INTERMEDIARY)
--------------------------------------------------------------------------------

THIS SECURITIES ACCOUNT CONTROL AGREEMENT (this "Agreement") is entered into as of MARCH 31, 2001, by and among AUSPEX SYSTEMS, INC. ("Customer"), WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its Investment Group
("Intermediary"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, acting through its SANTA CLARA TECHNOLOGY RCBO Office ("Secured Party").

                                    RECITALS

     A. Customer maintains that certain WELLS CAPITAL MANAGEMENT Account No. 10591400 (the "Securities Account") with Intermediary pursuant to an agreement between Intermediary and Customer dated as of JANUARY 17, 2001, and governed by the laws of the State of CALIFORNIA (the "Account Agreement"), and Customer has granted to Secured Party a security interest in the Securities Account and all financial assets and other property now or at any time hereafter held in the Securities Account.

     B. Secured Party, Customer and Intermediary have agreed to enter into this Agreement to perfect Secured Party's security interests in the Collateral, as defined below.

NOW, THEREFORE, in consideration of their mutual covenants and promises, the parties agree as follows:

     1.   DEFINITIONS. As used herein:

     (a) the term "Collateral" shall mean: (i) the Securities Account; (ii) all financial assets credited to the Securities Account; (iii) all security entitlements with respect to the financial assets credited to the Securities Account; (iv) any and all other investment property or assets maintained or recorded in the Securities Account; and (v) all replacements or substitutions for, and proceeds of the sale or other disposition of, any of the foregoing, including without limitation, cash proceeds; and

     (b) the terms "investment property," "entitlement order," "financial asset" and "security entitlement" shall have the respective meanings set forth in the California Uniform Commercial Code. The parties hereby expressly agree that all property, including without limitation, cash, certificates of deposit and mutual funds, at any time held in the Securities Account is to be treated as a "financial asset."

     2. AGREEMENT FOR CONTROL. Intermediary is authorized by Customer and agrees to comply with all entitlement orders originated by Secured Party with respect to the Securities Account, and all other requests or instructions from Secured Party regarding disposition and/or delivery of the Collateral, without further consent or direction from Customer or any other party.

     3.   CUSTOMER'S RIGHTS WITH RESPECT TO THE COLLATERAL.

     (a) Until Intermediary is notified otherwise by Secured Party: (i) Customer, or any party authorized by Customer to act with respect to the Securities Account, may give trading instructions to Intermediary with respect to Collateral in the Securities Account; and (ii) Intermediary may distribute to Customer or any other party in accordance with Customer's directions that portion of the Collateral which consists of interest and/or cash dividends earned on financial assets maintained in the Securities Account.

     (b) Without Secured Party's prior written consent, except to the extent permitted by Section 3(a) hereof: (i) neither Customer nor any party other than Secured Party may withdraw any Collateral from the Securities Account; and (ii) Intermediary will not comply with any entitlement order or request to withdraw any Collateral from the Securities Account given by any party other than Secured Party.

     (c) Upon receipt of either written or oral notice from Secured Party: (i) Intermediary shall promptly cease complying with entitlement orders and other instructions concerning the Collateral, including the Securities Account, from all parties other than Secured Party; and (iii) Intermediary shall not make any further distributions of any Collateral to any party other than Secured Party, nor permit any further voluntary changes in the financial assets.

     4.   INTERMEDIARY'S ACKNOWLEDGMENTS. Intermediary acknowledges that:

     (a) The Securities Account is maintained with Intermediary solely in Customer's name.

     (b) Intermediary has no knowledge of any claim to, security interest in or lien upon any of the Collateral, except: (i) the security interests in favor of Secured Party; and (ii) Intermediary's liens securing fees and charges, or payment for open trade commitments, as described in Section 4(c) hereof.

     (c) Any claim to, security interest in or lien upon any of the Collateral which Intermediary now has or at any time hereafter acquires shall be junior and subordinate to the security interests of Secured Party in the Collateral, except for Intermediary's liens securing: (i) fees and charges owed by Customer with respect to the operation of the Securities Account; and (ii) payment owed to Intermediary for open trade commitments for purchases in and for the Securities Account.

     5. AGREEMENTS OF INTERMEDIARY AND CUSTOMER. Intermediary and Customer agree that:

     (a) Intermediary shall flag its books, records and systems to reflect Secured Party's security interests in the Collateral, and shall provide notice thereof to any party making inquiry as to Customer's accounts with Intermediary to whom or which Intermediary is legally required or permitted to provide information.

     (b) Intermediary shall send copies of all statements relating to the Securities Account simultaneously to Customer and Secured Party.

     (c) Intermediary shall promptly notify Secured Party if any other party asserts any claim to, security interest in or lien upon any of the Collateral, and Intermediary shall not enter into any control, custodial or other similar agreement with any other party that would create or acknowledge the existence of any such other claim, security interest or lien.

     (d) Without Secured Party's prior written consent, Intermediary and Customer shall not amend, modify or terminate the Account Agreement, other than: (i) amendments to reflect ordinary and reasonable changes in Intermediary's fees and charges for handling the Securities Account; and (ii) operational changes initiated by Intermediary as long as they do not alter any of Secured Party's rights hereunder.

     6.   MISCELLANEOUS.

     (a) This Agreement shall not create any obligation or duty of Intermediary except as expressly set forth herein.

     (b) In the event of any conflict between this Agreement and the Account Agreement or any other agreement between Intermediary and Customer, the terms of this Agreement shall control.

     (c) All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing (unless otherwise specifically provided) and delivered to each party at the address or facsimile number set forth below its signature, or to such other address or facsimile number as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (i) if sent by hand delivery, upon delivery; (ii) if sent by facsimile, upon receipt; and (iii) if sent by mail, upon the earlier of the date of receipt or 3 days after deposit in the U.S. mail, first class and postage prepaid.

     (d) This Agreement shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties. This Agreement may be amended or modified only in writing signed by all parties hereto.

     (e) This Agreement shall terminate upon Intermediary's receipt of written notice from Secured Party expressly stated that Secured Party no longer claims any security interest in the Collateral.

     (f) This Agreement shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


WELLS FARGO BANK,                               WELLS FARGO BANK,
NATIONAL ASSOCIATION,                           NATIONAL ASSOCIATION,
acting through its                              acting through its
Investment Group                                Santa Clara Technology RCBO
                                                Office

By:                                             By:     [ILLEGIBLE]
   -----------------------------------              ---------------------------
   Paul Johnson, Trust Administrator
                                                Title:   Vice President
                                                       ------------------------

Address:   525 MARKET STREET                    Address:  121 PARK CENTER PLAZA
           10TH FLOOR                                     3RD FLOOR
           SAN FRANCISCO, CA 94105                        SAN JOSE, CA 95113
FAX No.:                                        FAX No.:


AUSPEX SYSTEMS, INC.

By:        /s/ GARY SBONA
    -----------------------------------
    Gary Sbona, Chief Executive Officer

By:      /s/ PETER SIMPSON
    -----------------------------------
    Peter Simpson, Chief Financial Officer

Address:  2800 SCOTT BOULEVARD
          SANTA CLARA, CA 95050

FAX No.:

                BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
    STATEMENT OF PURPOSE FOR AN EXTENSION OF CREDIT SECURED BY MARGIN STOCK

                           (FEDERAL RESERVE FORM U-1)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                     --------------------------------------
                                  NAME OF BANK

This report is required by law (15 U.S.C. 78g and 78w; 12 CFR 221).

Public reporting burden for this collection of information is estimated to average 4.2 minutes (0.07 hours) per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate, including suggestions for reducing this burden, to Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, N.W., Washington, D.C. 20551; and to the Office of Management and Budget, Paperwork Reduction Project (7100-0115), Washington, D.C. 20503.

INSTRUCTIONS

1. This form must be completed when a bank extends credit in excess of $100,000.00 secured directly or indirectly, in whole or in part, by any margin stock.

2. The term "margin stock" is defined in Regulation U (12 CFR 221) and includes, principally: (1) stocks that are registered on a national securities exchange or that are on the Federal Reserve Board's List of Marginable OTC Stocks; (2) debit securities (bonds) that are convertible into margin stocks; (3) any over-the-counter security designated as qualified for trading in the National Market System under a designation plan approved by the Securities and Exchange Commission (NMS security); and (4) shares of mutual funds, unless 95 per cent of the assets of the fund are continuously invested in U.S. government, agency, state or municipal obligations.

3.   Please print or type (if space is inadequate, attach separate sheet.)

PART I. To be completed by borrower(s).

1.   What is the amount of the credit being extended? $15,000,000.00

2. Will any part of this credit be used to purchase or carry margin stock? ([ ]) Yes ([X]) No

If the answer is "no", describe the specific purpose of the credit. To secure line of credit loan.


I (we) have read this form and certify that to the best of my (our) knowledge and belief the information given is true, accurate, and complete, and that the margin stock and any other securities collateralizing this credit are authentic, genuine, unaltered, and not stolen, forged, or counterfeit.


BORROWER:
AUSPEX SYSTEMS, INC.

By:  /s/ GARY SBONA                          By:
   --------------------------------             --------------------------------
    Gary Sbona
    Chief Executive Officer

By:  /s/ PETER SIMPSON                       By:
   --------------------------------             --------------------------------
    Peter Simpson
    Chief Financial Officer


                     THIS FORM SHOULD NOT BE SIGNED BLANK.

A BORROWER WHO FALSELY CERTIFIES THE PURPOSE OF A CREDIT ON THIS FORM OR OTHERWISE WILLFULLY OR INTENTIONALLY EVADES THE PROVISIONS OF REGULATION U WILL ALSO VIOLATE FEDERAL RESERVE REGULATION X, "BORROWERS OF OBTAIN SECURITIES CREDIT."

                BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
    STATEMENT OF PURPOSE FOR AN EXTENSION OF CREDIT SECURED BY MARGIN STOCK

                           (FEDERAL RESERVE FORM U-1)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                     --------------------------------------
                                  NAME OF BANK

This report is required by law (15 U.S.C. 78g and 78w; 12 CFR 221).

Public reporting burden for this collection of information is estimated to average 4.2 minutes (0.07 hours) per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate, including suggestions for reducing this burden, to Secretary, Board of Governors of the Federal Reserve System, 20th and C Streets, N.W., Washington, D.C. 20551; and to the Office of Management and Budget, Paperwork Reduction Project (7100-0115), Washington, D.C. 20503.

INSTRUCTIONS

1. This form must be completed when a bank extends credit in excess of $100,000.00 secured directly or indirectly, in whole or in part, by any margin stock.

2. The term "margin stock" is defined in Regulation U (12 CFR 221) and includes, principally: (1) stocks that are registered on a national securities exchange or that are on the Federal Reserve Board's List of Marginable OTC Stocks; (2) debit securities (bonds) that are convertible into margin stocks; (3) any over-the-counter security designated as qualified for trading in the National Market System under a designation plan approved by the Securities and Exchange Commission (NMS security); and (4) shares of mutual funds, unless 95 per cent of the assets of the fund are continuously invested in U.S. government, agency, state or municipal obligations.

3.   Please print or type (if space is inadequate, attach separate sheet.)

PART I. To be completed by borrower(s).

1.   What is the amount of the credit being extended? $15,000,000.00

2. Will any part of this credit be used to purchase or carry margin stock? ([ ]) Yes ([X]) No

If the answer is "no", describe the specific purpose of the credit. To secure line of credit loan.


I (we) have read this form and certify that to the best of my (our) knowledge and belief the information given is true, accurate, and complete, and that the margin stock and any other securities collateralizing this credit are authentic, genuine, unaltered, and not stolen, forged, or counterfeit.


BORROWER:
AUSPEX SYSTEMS, INC.

By:                                          By:
   --------------------------------             --------------------------------
    Gary Sbona
    Chief Executive Officer

By:                                          By:
   --------------------------------             --------------------------------
    Peter Simpson
    Chief Financial Officer


                     THIS FORM SHOULD NOT BE SIGNED BLANK.

A BORROWER WHO FALSELY CERTIFIES THE PURPOSE OF A CREDIT ON THIS FORM OR OTHERWISE WILLFULLY OR INTENTIONALLY EVADES THE PROVISIONS OF REGULATION U WILL ALSO VIOLATE FEDERAL RESERVE REGULATION X, "BORROWERS OF OBTAIN SECURITIES CREDIT."